Derivatives and Fair Value Measurements - Regulatory Assets/Liabilities Offsetting Derivatives at Fair Value in Condensed Consolidated Balance Sheets (Detail) - Swaps [Member] - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Prepaids and Other Current Assets [Member]
Derivatives, Fair Value [Line Items]
Net Total	$ 4,267	$ 5,062
Deferred Charges and Other Assets [Member]
Derivatives, Fair Value [Line Items]
Net Total	$ 1,219	$ 363